NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Government Money Market Fund

Supplement dated June 21, 2023
to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”), is the current subadviser to the NVIT Government Money Market Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). Dreyfus also is a division of Mellon Investments Corporation (“MIC”), which is affiliated with BNYMIA because MIC and BNYMIA are both indirect wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  BNYMIA has informed the Trust that, in connection with an internal reorganization, Dreyfus will become a division of MIC only (the “Transition”). Upon the completion of the Transition, which is anticipated to occur on or about September 1, 2023, (the “Effective Date”) the Trust’s existing subadvisory agreement with BNYMIA, with respect to the Fund, will terminate and a new subadvisory agreement with MIC will become effective. It is currently anticipated that the Fund’s portfolio managers who are responsible for the day-to-day management of the Fund will remain the same following the Effective Date. It is also anticipated that there will be no material changes to the Fund’s investment objective or principal investment strategies, no reduction in the nature or level of services provided to the Fund, and no increase in the management fee payable by the Fund as a result of the engagement of MIC, through MIC’s Dreyfus division, to serve as the Fund’s subadviser.

As of the Effective Date, the Summary Prospectus is amended as follows:

1.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Dreyfus, a division of Mellon Investments Corporation

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